UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2016 (December 23, 2016)

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 5 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 7108607
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 23, 2016, the registrant issued a press release announcing that, due to a recently adopted Chinese policy relating to outbound investments by Chinese companies, it has agreed with China-based Innovative Medical Management Co. Ltd., or Innovative, to extend the time of execution of the definitive agreements relating to Innovative’s proposed investment of $30,000,000. Prior to the recently adopted Chinese policy relating to outbound investments by Chinese companies, the parties initially intended to enter into definitive agreements relating to the proposed investment no later than December 26, 2016. As a result of the recently adopted Chinese policy, the parties now plan to continue the discussions with respect to the definitive agreements until they have received further clarification about such policies, which is expected during the first half of 2017.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 23, 2016

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. These forward-looking statements include, but are not limited to, those statements regarding the registrant’s proposed private placement of its securities, the expected timing of clarifications relating to the Chinese policy relating to outbound investments by Chinese companies and the plan of its intention to enter into definitive agreements.  The registrant may not be successful in negotiating definitive documentation by the time period expected or at all, and even if successful, the sale of securities may not be completed if the conditions to closing such sale are not met. These forward-looking statements and their implications are based on the current expectations of the management of the registrant only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are subject to risks and uncertainties, including those discussed in the registrant’s reports filed from time to time with the SEC. Except as otherwise required by law, the registrant undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: December 23, 2016	By:	/s/ Yaky Yanay
Name: Yaky Yanay
Title: President, Chief Financial Officer and Chief Operating Officer